UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 30, 2005

THE COCA-COLA COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b). Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On November 30, 2005, Maria Elena Lagomasino notified The Coca-Cola Company (the "Company") of her decision not to stand for reelection to the Board of Directors of the Company at its 2006 Annual Meeting of Share Owners. A copy of the press release issued by the Company is attached as Exhibit 99.1

Item 9.01(d). Financial Statements and Exhibits.

Exhibit 99.1	Press Release of The Coca-Cola Company, dated November 30, 2005, regarding Maria Elena Lagomasino.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: November 30, 2005	By: /s/ Geoffrey J. Kelly Geoffrey J. Kelly Senior Vice President and General Counsel

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of The Coca-Cola Company, dated November 30, 2005, regarding Maria Elena Lagomasino.